Exhibit 10.2

INCREMENTAL AMENDMENT

This amendment (this “Incremental Amendment”), dated as of September 30, 2011 is entered into among Radiation Therapy Services, Inc., a Florida corporation (“Borrower”), Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Parent”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”), the Incremental Revolving Lender signatory hereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Credit Agreement dated as of February 21, 2008 (as such credit agreement has been amended by Amendment No. 1 to the Credit Agreement, Amendment No. 2 to the Credit Agreement and Amendment No. 3 to the Credit Agreement on August 15, 2008, April 1, 2010 and May 3, 2010, respectively and as amended and restated on September 29, 2011, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SunTrust Robinson Humphrey, Inc. shall be the “(left) joint lead arranger” for the Incremental Revolving Commitment, Wells Fargo Securities, LLC shall be the “(right) joint lead arranger” and SunTrust Bank shall be the Syndication Agent.  Solely in their capacities as such, such Persons shall not have any duties or responsibilities hereunder or under any other Loan Document.

W I T N E S S E T H:

WHEREAS, Section 2.23 of the Credit Agreement provides that Borrower may from time to time request Credit Increases in an aggregate amount not to exceed $75,000,000.00, subject to the terms and conditions set forth therein;

WHEREAS, the Person identified on Schedule 1 hereto (the “Incremental Revolving Lender”) has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in an aggregate principal amount of $50,000,000, the proceeds of which will be used pursuant to Section 6.12 of the Credit Agreement (the “Incremental Revolving Commitment”), and that, from and after the Incremental Closing Date (as defined below), the Incremental Revolving Lender shall become an Extended Revolving Lender with Extended Revolving Commitments in an amount equal to the Incremental Revolving Commitment; and

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, Borrower and the Administrative Agent may enter into an Incremental Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.23 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.                          Incremental Amendment

Pursuant to the last sentence of Section 2.23 of the Credit Agreement, the Incremental Revolving Commitment is hereby designated as an Extended Revolving Commitment.  This Incremental Amendment is an Incremental Amendment referred to in Section 2.23 of the Credit Agreement, and Borrower,

the Administrative Agent and the Incremental Revolving Lender hereby agree that on the Incremental Closing Date, the Incremental Revolving Commitment shall become effective and the Extended Revolving Commitments shall be deemed increased by the amount of the Incremental Revolving Commitment (such increase, the “Incremental Revolving Commitment Increase”).

After giving effect hereto, there shall be $10.0 million further capacity to effectuate Credit Increases pursuant to Section 2.23 of the Credit Agreement as of the Incremental Closing Date.

Section 2.                          Conditions Precedent to the Effectiveness of this Incremental Amendment

This Incremental Amendment shall become effective as of the date (the “Incremental Closing Date”) when, and only when, the following conditions precedent have been satisfied:

(a)                                  Administrative Agent shall have received counterparts of this Incremental Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Incremental Revolving Lender.

(b)                                 As of the Incremental Closing Date, the representations and warranties (x) set forth in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) and (y) set forth in Section 3 below are true and correct in all material respects, in each case, to the extent such covenant or other agreement is not already subject to a “materiality” or “Material Adverse Effect” qualifier on and as of such date as if made on and as of such date.

(c)                                  The statements in clauses (i) and (ii) of the first proviso to Section 2.23 of the Credit Agreement shall be true and correct with respect to the Incremental Revolving Commitment Increase and the Borrower shall have provided a certificate of a Responsible Officer to such effect.

(d)                                 (i) The Administrative Agent shall have received, for the account of the Incremental Revolving Lender, such fees as the Borrower shall separately have agreed to pay to the Incremental Revolving Lender in respect of its Incremental Revolving Commitment and (ii) the costs and expenses in Section 7 shall have been paid.

(e)                                  The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.

(f)                                    Borrower shall have prepaid all Revolving Loans (if any) outstanding on the Incremental Closing Date in accordance with the terms of the Credit Agreement (it being understood and agreed that the Borrower may finance such prepayment with a concurrent borrowing of Revolving Loans from the Revolving Lenders in accordance with their Revolving Percentages after giving effect to the Revolving Commitment Increase).

(g)                                 The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property and, if located in a Special Flood Hazard Area, together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and if applicable, each Loan Party relating thereto (it being understood that all documents required to be delivered pursuant to this Section 2(g) have been delivered prior to the date hereof).

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(h)                                 The Administrative Agent shall have received a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies required by Section 6.5 of the Credit Agreement (including, without limitation, flood insurance policies) and the applicable provisions of the Security Documents, each of which (i) shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (ii) shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured and (iii) shall be otherwise in form and substance satisfactory to the Administrative Agent (it being understood that all documents required to be delivered pursuant to this Section 2(h) have been delivered prior to the date hereof).

Section 3.                          Representations and Warranties

On and as of the Incremental Closing Date, after giving effect to this Incremental Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Incremental Revolving Lender as follows:

(a)                                  this Incremental Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms and the Credit Agreement, as amended by this Incremental Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b)                                 no consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required by the Borrower in connection with the execution, delivery or performance by such Person of this Incremental Amendment;

(c)                                  this Incremental Amendment and the transactions contemplated hereby do not violate, conflict with or breach any term or provision of any Loan Document or Requirement of Law; and

(d)                                 the Borrower has no Wholly-Owned Subsidiaries other than (x) the entities identified as “Subsidiary Guarantors” on the signature page hereto; (y) Immaterial Subsidiaries and (z) Foreign Subsidiaries.

Section 4.                          Affirmative Covenants

Within 10 Business Days following the Incremental Closing Date (as such deadline may be extended in writing by the Administrative Agent), (i) the Borrower shall deliver executed legal opinions of (x) internal counsel to the Borrower or (y) Kirkland & Ellis LLP in form and substance reasonably satisfactory to the Administrative Agent and (ii) the Administrative Agent shall have received such lien searches with respect to the Loan Parties as it shall have reasonably requested.

Section 5.                          Reference to and Effect on the Loan Documents

(a)                                  As of the Incremental Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Incremental Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Incremental Amendment as of the Incremental Closing Date.

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(b)                                 As of the Incremental Closing Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c)                                  Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)                                 The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e)                                  This Incremental Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

Section 6.                          Acknowledgement and Reaffirmation of Guarantors

The Guarantors acknowledge and consent to all terms and conditions of this Incremental Amendment and agree that this Incremental Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.  Each Guarantor hereby ratifies and confirms its obligations under the Guaranty and Collateral Agreement, including, without limitation, its guarantee of the Obligations, its pledge of the Pledged Stock and its grant of the Security Interest (as defined in the Guaranty and Collateral Agreement)

Section 7.                          Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Incremental Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 8.                          Execution in Counterparts

This Incremental Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Incremental Amendment.

Section 9.                          Lender Signatures

The Incremental Revolving Lender shall be deemed to have approved this Incremental Amendment and shall be further deemed for the purposes of the Loan Documents to have approved this Incremental Amendment.

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Section 10.                   Governing Law

THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WILL BE REQUIRED THEREBY.

Section 11.                   Section Titles

The section titles contained in this Incremental Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, subclause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, subclause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12.                   Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13.                   Severability

The fact that any term or provision of this Incremental Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14.                   Successors

The terms of this Incremental Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the parties hereto and their respective successors and assigns.

Section 15.                   Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INCREMENTAL AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC., as Parent

By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Interim Senior Vice President and Chief Financial Officer

RADIATION THERAPY SERVICES, INC., as Borrower

By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Interim Senior Vice President and Chief Financial Officer

[RTS - Incremental Amendment]

21ST CENTURY ONCOLOGY MANAGEMENT
SERVICES, INC.

21ST CENTURY ONCOLOGY OF ALABAMA, LLC

21ST CENTURY ONCOLOGY OF HARFORD COUNTY MARYLAND, LLC

21ST CENTURY ONCOLOGY OF JACKSONVILLE, INC.

21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.

21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC

21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC

21ST CENTURY ONCOLOGY SERVICES, INC.

21ST CENTURY ONCOLOGY, LLC

AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C.

ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.

BERLIN RADIATION THERAPY TREATMENT
CENTER, LLC

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.

FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, LLC

MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.

NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NORTH CAROLINA RADIATION THERAPY MANAGEMENT
SERVICES, LLC

RADIATION THERAPY SERVICES INTERNATIONAL, INC.

WEST VIRGINIA RADIATION THERAPY SERVICES, INC.
PHOENIX MANAGEMENT COMPANY, LLC
ATLANTIC UROLOGY CLINICS, LLC
CAROLINA REGIONAL CANCER CENTER, LLC
AURORA TECHNOLOGY DEVELOPMENT LLC
DERM-RAD INVESTMENT INVESTMENT COMPANY, LLC
21ST CENTURY ONCOLOGY OF PENNSYLVANIA, INC.
GETTYSBURG RADIATION, LLC

[RTS - Incremental Amendment]

CAROLINA RADIATION AND CANCER TREATMENT CENTER, LLC
RADIATION THERAPY SCHOOL FOR RADIATION THERAPY TECHNOLOGY, INC.
21ST CENTURY ONCOLOGY OF KENTUCKY, LLC
NEW ENGLAND RADIATION THERAPY MANAGEMENT SERVICES, INC.,
as Subsidiary Guarantors

By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Interim Vice President

[RTS - Incremental Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Kent Davis
Name: Kent Davis
Title: Managing Director

[RTS - Incremental Amendment]

SUNTRUST BANK,
as Incremental Revolving Lender

By:	/s/ C. David Yates
Name: C. David Yates
Title: Managing Director

[RTS - Incremental Amendment]

Schedule 1

Incremental Revolving Lender

SunTrust Bank